Exhibit 99.1

[GLOBAL ENTERTAINMENT LOGO]
                                                For Further Information Contact:
                      NEWS RELEASE                   Richard Kozuback, President
                                                Global Entertainment Corporation
                                                                    480-994-0772

                                                        Rudy R. Miller, Chairman
                                                                The Miller Group
                                              Investor Relations for the Company
                                                                    602-225-0505
                                                         geco@themillergroup.net

Global Entertainment Corporation
4909 East McDowell Road, Suite 104
Phoenix, Arizona 85008-4293
www.globalentertainment2000.com

        Global Entertainment Corporation Reports Revenue Increase of 157%
                              for Fiscal Year 2005

     PHOENIX, ARIZONA, AUGUST 29, 2005 -- GLOBAL ENTERTAINMENT CORPORATION (OTCBB: GECO) - an integrated event and entertainment company focused on small- to mid-size communities, that is engaged, through its wholly owned subsidiaries, in sports management, arena and supporting real estate development, venue management and licensing, and ticketing and marketing, today reported fiscal year ended May 31, 2005 results. The company ended the year with revenue of $13,473,284, an increase of 157% compared to revenue of $5,252,696 for fiscal year ended May 31, 2004. Income from operations was $902,253 for fiscal 2005, up 7% compared to $843,760 for the prior fiscal year 2004. Net income for the twelve-month period was $435,761 or $.08 per diluted share compared to net income of $847,971 or $.20 per diluted share for the same twelve-month period of the prior fiscal year. The decrease in net income was affected by tax expense in fiscal year 2005 that was not part of fiscal year 2004 when loss carryforwards were available.

Commenting on this year's performance, James Treliving, chairman of the board of Global Entertainment Corporation said, "This has been an outstanding year for growth and the strengthening of our internal resources to support the future development of our network of companies. The inter-related services of our companies and the cross-marketing opportunities they create are well suited to our objective to be a nationally recognized leader for sports entertainment and the provider of venue management services for cities with small- to mid-size markets."

Richard Kozuback, president and chief executive officer added, "Each of our companies contributed to our impressive increase in revenue for fiscal year 2005. ICC, the development arm of the company, was a significant contributor with the development of the Youngstown (Ohio) Convocation Center that was under construction throughout the year and the implementation of the initial phase of the Rio Rancho Events Center in Rio Rancho, New Mexico. The CHL, operated by


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Global Entertainment Corporation Reports Revenue Increase of 157% for Fiscal
Year 2005
August 29, 2005
Page 2


the WPHL, recognized three franchises during the year, one in conjunction with the Youngstown project, one for the Broomfield Event Center in Broomfield, Colorado, and one for the multi-purpose convention and events center to be constructed in Prescott Valley, Arizona. Our licensing division under GEMS and Cragar each capitalized on opportunities to broaden their revenue base during the year. The revenue contributed by our ticketing company, GetTix, was offset by further investments made in preparation for its position as the exclusive provider of ticketing service at the events centers under development by ICC and the independent, full-service ticketing services its provides on a national level."

Kozuback continued, "We made a major investment in people, technology and marketing efforts that affected our bottom line, however, we are building the foundation for our company's national platform. We believe our direction offers the best opportunities to reaching long-term value for our shareholders."


Visit our web sites:
www.globalentertainment2000.com              www.centralhockeyleague.com
  www.coliseums.com           www.GetTix.net                    www.Cragar.com


Global Entertainment Corporation is an integrated event and entertainment company focused on small- to mid-size communities, that is engaged, through its six wholly owned subsidiaries, in sports management, arena and supporting real estate development, venue management and licensing, and ticketing and marketing. The WPHL, INC., through a joint operating agreement with the Central Hockey League (CHL), is the operator and franchisor of professional minor league hockey teams in eight states. INTERNATIONAL COLISEUMS COMPANY serves as project manager for arena development and is responsible for management agreements associated with arena facility operations. GLOBAL ENTERTAINMENT MARKETING SYSTEMS (GEMS) pursues licensing and marketing opportunities related to the Company's sports management and arena developments and operations. GLOBAL ENTERTAINMENT TICKETING (GetTix.Net) is an in-house ticketing company for sports and entertainment venues. CRAGAR INDUSTRIES, INC. is the licensor for its nationally recognized, branded products CRAGAR(R), TRU-SPOKE(R), CRAGAR S/S(R) and STREET PRO(R).


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
Global Entertainment Corporation Reports Revenue Increase of 157% for Fiscal Year 2005
August 29, 2005
Page 3

     Certain statements in this release may be "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements may include projections of matters that affect revenue, operating expenses or net earnings; projections of capital expenditures; projections of growth; hiring plans; plans for future operations; financing needs or plans; plans relating to the company's products and services; and assumptions relating to the foregoing.

     Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking information.

     Some of the important factors that could cause the company's actual results to differ materially from those projected in forward-looking statements made by the company include, but are not limited to, the following: intense competition within the sports and entertainment industries, past and future acquisitions, expanding operations into new markets, risk of business interruption, management of rapid growth, need for additional financing, changing consumer demands, dependence on key personnel, sales and income tax uncertainty and increasing marketing, management, occupancy and other administrative costs.

     These factors are discussed in greater detail in the company's Annual Report on Form 10-KSB for the year ended May 31, 2005, as filed with the Securities and Exchange Commission.



                            FINANCIAL TABLE FOLLOWS:

Global Entertainment Corporation Reports Revenue Increase of 157% for Fiscal Year 2005
August 29, 2005
Page 4


                GLOBAL ENTERTAINMENT CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED SUMMARY OF OPERATIONS

                              FINANCIAL HIGHLIGHTS

                                                      TWELVE MONTHS ENDED
                                                            May 31,
                                                --------------------------------
                                                    2005                2004
                                                ------------        ------------

Revenue                                         $ 13,473,284        $  5,252,696

Expenses                                          12,571,031           4,408,936
                                                ------------        ------------

Income from Operations                               902,253             843,760

Other Income (Expense)                               (15,492)              4,211
                                                ------------        ------------

Income before income taxes                           886,761             847,971

Income Tax Expense                                   451,000                  --
                                                ------------        ------------

Net Income                                      $    435,761        $    847,971
                                                ============        ============

Net Income Per Common Share - basic             $       0.08        $       0.20
                                                ============        ============

Weighted average shares outstanding-basic          5,343,786           4,320,948
                                                ============        ============

Net Income Per Common Share - diluted           $       0.08        $       0.20
                                                ============        ============

Weighted average shares outstanding-diluted        5,526,044           4,320,948
                                                ============        ============

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